UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

Sims Total Return Fund, Inc.

225 East Mason Street, Suite 802
              Milwaukee, WI 53202
(Address of principal executive offices)

David C. Sims, President
Sims Capital Management LLC
225 East Mason Street, Suite 802
              Milwaukee, WI 53202
(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 765-1107

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT

Sims Total Return Fund

June 30, 2016

SIMS TOTAL RETURN FUND

Table of Contents

Message to Shareholders	2
Fund Performance Comparison	3
Graphical Illustration	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	13
Results of the Special Meeting of Shareholders	14
Directors and Officers	15
Expense Example	16
Additional Information	17
Investment Advisory Agreement	18

SIMS TOTAL RETURN FUND
MESSAGE TO SHAREHOLDERS
June 30, 2016 (Unaudited)

Dear Fellow Shareholder,

As you probably know, we are the new investment advisor to the Fund. And the eponymous name change by the Fund to Sims Total Return Fund reflects this development.

First of all, we want to thank Lilli Gust and Barry Arnold for getting the Fund to its current position. They did an excellent job providing investment services over a number of decades. We will strive to continue that prudent stewardship going forward. We will work very hard to justify the faith that you and they have placed in us.

We follow only a single investment philosophy, grounded in Benjamin Graham and as expanded and refined by Warren Buffett. We strive to understand the underlying economics of each business, and then only to buy shares (representing a piece of that business) when we can do so with what we believe is a sufficient “margin of safety”. Our goal is to purchase portfolio companies that have substantial economic moats, and thus enjoy high gross margins, high operating margins, high pretax and after tax returns, and earn superior returns on invested capital.

We’re not new to investment management and we encourage you to visit the Sims Capital website (www.simscapital.com) to learn more about us.

Additions to the Fund’s portfolio will be consistent with our established investment philosophy (as identified above). While large integrated oil companies have departed from the portfolio (we don’t enjoy any special insight into the future price of oil or the long-term future of that industry), you should expect that growing, high return companies like Abbott Labs (NYSE: ABT) to stay in the portfolio for the foreseeable future. Whenever possible, we try to invest for the long-term and limit portfolio turnover. This allows great companies the opportunity to compound internally over (hopefully) extended time periods.

In the short-term, the Fed’s zero interest rate policy continues to perplex investors at home and abroad. The emergence of sovereign debt trading at negative interest rates causes us to sit back, and move slowly to invest the Fund’s cash reserves. We are in a new world, and don’t have any historic precedent to look to in trying to navigate the current investment environment. Stay tuned.

We will be in regular communication with you about the Fund and its portfolio investments. In the interim, if you have any questions or comments, please contact us. The only area that is off-limits is any discussion about our plans or intentions to sell any existing Fund portfolio security, or possible portfolio additions. Subject to that caveat, we love to hear from our fellow Fund shareholders.

Very truly yours,

Luke E. Sims	David C. Sims
E-mail: luke@simscapital.com	E-mail: dave@simscapital.com
PH: 414/530-5680	PH: 414/765-1107

July 27, 2016

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Fund holdings and allocations are subject to change at any time and should not be a recommendation to buy or sell any security. Please refer to the Portfolio of Investments for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Sims Total Return Fund is distributed by Quasar Distributors, LLC.

SIMS TOTAL RETURN FUND
FUND PERFORMANCE COMPARISON
June 30, 2016 (Unaudited)

Initial Investment of $10,000

	Average Annual Total Return Fund Performance through June 30, 2016
	Sims Total Return Fund	S&P 500®
2016 Year to Date	5.47%	3.84%
One Year	-2.36%	3.99%
5 Years (annualized)	4.43%	12.10%
10 Years (annualized)	3.00%	7.42%
Since Inception (annualized)	6.38%	9.84%

The performance data quoted is past performance and past performance is no guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. To obtain performance current to the most recent month-end, please call 1-414-765-1107.

The performance included in the table and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares. Total returns are based on net change in NAV assuming reinvestment of distributions. As of April 25, 2016, the effective date of the most recent supplement to the prospectus, the gross and net expense ratios for the Fund were 2.18% and 2.18%, respectively.

*	The S&P 500® Index is an unmanaged but commonly used measure of common stock total return performance. The Fund’s total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not include such costs.

SIMS TOTAL RETURN FUND
GRAPHICAL ILLUSTRATION
June 30, 2016 (Unaudited)

The following chart provides a visual breakdown of the Fund by the industry sectors that the underlying securities represent as a percentage of the total investments.

Summary of Investments by Sector

Top Ten Equity Holdings
Security	Percent of Investment Securities
Franklin Resources, Inc.	9.3%
eBay, Inc.	8.5%
T. Rowe Price Group, Inc.	4.7%
Berkshire Hathaway, Inc., Class B	4.6%
Deere & Co.	4.3%
Full Circle Capital Corp.	4.1%
Wells Fargo & Co.	4.0%
General Electric Co.	3.7%
Verizon Communications, Inc.	3.6%
Schlumberger Ltd.	3.4%
Total	50.2%

SIMS TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
 As of June 30, 2016

Shares		Fair Value
	COMMON STOCKS (62.8%)
	COMMUNICATIONS (13.6%)
	Internet (8.5%)
34,000	eBay, Inc.*	$795,940

	Telecommunications (5.1%)
5,000	Cisco Systems, Inc.	143,450
6,000	Verizon Communications, Inc.	335,040
		478,490
	Total Communications	1,274,430

	CONSUMER, NON-CYCLICAL (8.9%)
	Pharmaceuticals (8.9%)
7,000	Abbott Laboratories	275,170
5,000	AbbVie, Inc.	309,550
7,000	Pfizer, Inc.	246,470
	Total Consumer, Non-Cyclical	831,190

	ENERGY (3.4%)
	Oil & Gas Services (3.4%)
4,000	Schlumberger Ltd.	316,320

	FINANCIALS (28.9%)
	Banks (6.2%)
5,000	U.S. Bancorp	201,650
8,000	Wells Fargo & Co.	378,640
		580,290

	Diversified Financial Services (14.0%)
26,000	Franklin Resources, Inc.	867,620
6,000	T. Rowe Price Group, Inc.	437,820
		1,305,440

	Insurance (4.6%)
3,000	Berkshire Hathaway, Inc., Class B*	434,370

	Investment Companies (4.1%)
141,199	Full Circle Capital Corp.	381,237
	Total Financials	2,701,337

	INDUSTRIALS (8.0%)
	Machinery-Diversified (4.3%)
5,000	Deere & Co.	405,200

	Miscellaneous Manufacturing (3.7%)
11,000	General Electric Co.	346,280
	Total Industrials	751,480

	Total Common Stocks (Cost $5,022,840)	5,874,757

	SHORT-TERM INVESTMENTS (37.4%)
	Money Market Funds (37.4%)
3,502,751	First American Treasury Obligations Fund - Institutional Class, 0.230%(a)	$3,502,751

	Total Short-Term Investments (Cost $3,502,751)	3,502,751

	TOTAL INVESTMENTS (100.2%) (Cost $8,525,591)	9,377,508
	Liabilities in excess of Other Assets (-0.2%)	(22,418)

	NET ASSETS (100.0%)	$9,355,090

*	Non-income producing.
(a)	Holding is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://www.sec.gov.

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

SIMS TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
 June 30, 2016

Assets:
Investments, at Fair Value (Note 2a):
Common Stocks	$5,874,757
Short-Term Investments	3,502,751
Total Investments (Cost $8,525,591)	9,377,508
Dividends Receivable	13,485
Interest Receivable	613
Prepaid Expenses and Other Assets	8,527
Total Assets	9,400,133

Liabilities:
Payable for Capital Stock Redeemed	2,070
Accrued Investment Advisory Fees (Note 3)	5,704
Professional Fees	16,180
Transfer Agent Fees	8,538
Administration and Accounting Fees	5,696
Other Fees	6,855
Total Liabilities	45,043
Net Assets	$9,355,090

Shares Outstanding	823,131
Net Asset Value, Offering and Redemption Price Per Share	$11.37

Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$7,955,550
Accumulated Undistributed Net Realized Gain on Investments	547,623
Net Unrealized Appreciation on Investments	851,917
Net Assets	$9,355,090

See accompanying Notes to Financial Statements.

SIMS TOTAL RETURN FUND
STATEMENT OF OPERATIONS
For the year ended June 30, 2016

Investment Income:
Dividends*	$187,347
Interest	2,712
Total Investment Income	190,059

Expenses:
Investment Advisory Fees (Note 3)	70,862
Administration and Accounting Fees	69,336
Shareholder Servicing Costs	51,202
Professional Fees	27,397
Registration Fees	20,626
Printing & Postage	13,361
Directors	12,000
Pricing	3,647
Custodial Fees	3,638
Insurance	2,415
Other	2,065
Total Expenses Before Reimbursement	276,549
Less Expenses Waived and Reimbursed By Prior Adviser (Note 3)	(71,745)
Net Expenses	204,804
Net Investment Loss	(14,745)

Net Realized Gain on Investments	719,254
Change in Net Unrealized Appreciation on Investments	(1,021,710)
Net Realized and Unrealized Loss on Investments	(302,456)
Net Decrease in Net Assets From Operations	$(317,201)

*	Net of foreign tax withholding of $4,532.

See accompanying Notes to Financial Statements.

SIMS TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For Year Ended June 30, 2016	For Year Ended June 30, 2015
Operations:
Net Investment Income (Loss)	$(14,745)	$9,218
Net Realized Gain on Investments	719,254	687,786
Change in Net Unrealized Appreciation on Investments	(1,021,710)	(1,835,746)
Net Decrease in Net Assets from Operations	(317,201)	(1,138,742)

Distributions to Shareholders:
From Net Investment Income	(19,126)	—
From Net Realized Gains	(476,370)	(1,005,517)
Decrease in Net Assets from Distributions	(495,496)	(1,005,517)

Fund Share Transactions:
Proceeds from Shares Sold	69,135	363,051
Reinvested Distributions	451,466	860,210
Cost of Shares Redeemed	(1,534,557)	(5,806,555)
Net Decrease in Net Assets from Fund Share Transactions	(1,013,956)	(4,583,294)
Total Decrease in Net Assets	(1,826,653)	(6,727,553)

Net Assets:
Beginning of Year	11,181,743	17,909,296
End of Year	$9,355,090	$11,181,743

Accumulated Undistributed Net Investment Income at End of Year	$—	$5,190

Transactions in Shares:
Sales	6,131	27,121
Reinvested Distributions	41,687	70,567
Redemptions	(133,905)	(438,847)
Net Decrease	(86,087)	(341,159)

See accompanying Notes to Financial Statements.

SIMS TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

	2016	2015	2014	2013	2012
Sims Total Return Fund
Per Share Operating Performance
Net Asset Value, Beginning of Year	$12.30	$14.32	$12.50	$11.23	$10.94
Net Investment Income (Loss)	(0.02)	0.01	0.01	0.04	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.30)	(0.99)	2.24	1.28	0.28
Total from Investment Operations	(0.32)	(0.98)	2.25	1.32	0.33
Less Distributions:
From Net Investment Income	(0.02)	—	(0.06)	(0.05)	(0.04)
From Net Realized Gains	(0.59)	(1.04)	(0.37)	—	—
Total Distributions	(0.61)	(1.04)	(0.43)	(0.05)	(0.04)
Net Increase (Decrease)	(0.93)	(2.02)	1.82	1.27	0.29
Net Asset Value, End of Year	$11.37	$12.30	$14.32	$12.50	$11.23

Total Investment Return	(2.36)%	(6.76)%	18.36%	11.80%	3.08%

Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$9,355	$11,182	$17,909	$15,955	$15,139
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments*	2.14%	2.00%	1.98%	2.00%	2.00%
Before Waivers, Reimbursements and Recoupments	2.89%	2.18%	1.92%	1.99%	2.06%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments*	(0.15)%	0.07%	0.11%	0.31%	0.51%
Before Waivers, Reimbursements and Recoupments	(0.90)%	(0.11)%	0.17%	0.32%	0.45%
Portfolio Turnover	85.9%	17.2%	14.0%	38.0%	57.1%

*	Effective April 22, 2016 there has been a discontinuation of the previously effective 2.00% expense cap based on the approval of a new investment advisory agreement.

See accompanying Notes to Financial Statements.

SIMS TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
 June 30, 2016

1.	Organization

Sims Total Return Fund, Inc. (the “Company”), formerly known as The Primary Trend Fund, Inc., is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company is a Wisconsin corporation. The Company began operations on September 15, 1986. Sims Total Return Fund, the only series of the Company, is hereinafter referred to as the “Fund”. As discussed in the definitive proxy statement filed by The Sims Total Return Fund with the Securities and Exchange Commission on March 9, 2016, the shareholders of the Fund approved the change of the investment objective of the Fund from “capital growth and income” to “total return.”

2.	Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

a.	Securities listed on a national securities exchange are valued at the last sale price. Securities that are traded on the NASDAQ National Market or the NASDAQ Small-Cap Market are valued at the NASDAQ Official Closing Price. If no sale is reported, the average of the last bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Money market mutual funds are normally priced at net asset value based on the liquidity and transparency of the market.

Generally accepted accounting principles (“GAAP”) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –	quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$5,874,757	$—	$—	$5,874,757
Short-Term Investments	3,502,751	—	—	3,502,751
Total	$9,377,508	$—	$—	$9,377,508

*	All sub-categories within common stocks as detailed in the Portfolio of Investments represent Level 1 evaluation status.

The Fund is required to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended June 30, 2016, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 3 securities during the year ended June 30, 2016. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

SIMS TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

b.	Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax codes and regulations.

c.	The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2012-2015, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended June 30, 2016, the Fund does not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

d.	Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The following reclassifications made by the Fund during the fiscal year ended June 30, 2016 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Distributions in excess of net investment income	$28,681
Accumulated undistributed net realized gain on investments	(28,681)

The tax character of distributions paid during the fiscal years ended June 30, 2016 and 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$52,902	$5,588
Net long term capital gains	442,594	999,929
Total distributions paid	$495,496	$1,005,517

e.	The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

Through April 22, 2016, the Fund had an agreement with Arnold Investment Counsel, Inc. (the “Prior Adviser”), to serve as the investment adviser. Under the terms of that agreement, the Prior Adviser received from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. This agreement further stipulated that the Prior Adviser would reimburse the Fund for annual expenses excluding all federal, state, and local taxes, interest, brokerage commissions and extraordinary items, exceeding 2.00% of

SIMS TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

the Fund’s average daily net asset value. For the period ended April 22, 2016, the Prior Adviser reimbursed the Fund $71,745. Also included was an Expense Reimbursement Recoupment Agreement whereby the Fund agreed to repay the Prior Adviser for amounts previously waived or reimbursed by the Prior Adviser provided that such repayment would not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.00% and the repayment is made within three years after the year in which the Prior Adviser incurred the expense.

The Board of Directors of the Fund approved an investment advisory agreement with Sims Capital Management LLC, which went into effect April 23, 2016, pursuant to which Sims Capital Management would replace Arnold Investment Counsel, Inc. as the investment adviser to the Fund. Under the new agreement, the Fund pays Sims Capital Management LLC an investment advisory fee, payable monthly, based on the average net asset value of the Fund determined as of the close of each business day of the month at the annual rate of 0.74% of the average daily net asset value of the Fund. This advisory fee to be paid by the Fund under the new agreement is the same as the annual investment advisory fee paid by the Fund under the previous agreement. Under the new agreement, however, there is no longer an expense limitation provision to cap net expenses at 2.00%. Pursuant to the new investment advisory agreement, any previously reimbursable funds outstanding are no longer subject to recoupment.

Certain officers of the Fund are affiliated with Sims Capital Management, LLC. The independent director’s remuneration for the Fund totaled $12,000 for the year ended June 30, 2016. Certain directors of the Fund are affiliated with the Prior Adviser.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Fund for the year ended June 30, 2016 were as follows:

Purchases	$6,015,565
Sales	9,468,168

5.	Tax Information

At June 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Cost of investments	$8,525,591
Gross unrealized appreciation	973,983
Gross unrealized depreciation	(122,066)
Net unrealized appreciation on investments	$851,917

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$216,516
Undistributed long-term capital gains	331,107
Accumulated earnings	547,623
Net unrealized appreciation	851,917
Total accumulated earnings/(deficit)	$1,399,540

SIMS TOTAL RETURN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
 Sims Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sims Total Return Fund (formerly The Primary Trend Fund) (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sims Total Return Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 August 26, 2016

SIMS TOTAL RETURN FUND
RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The special meeting of the shareholders of the Primary Trend Fund was held on March 31, 2016.

The matters voted on by the shareholders of record as of February 22, 2016 and the results of the vote at the shareholder meeting held on March 31, 2016 are as follows:

1.	To elect three directors of the Fund consisting of the following:

	Affirmative	Against	Abstain
Clark J. Hillery	608,002	—	13,348
William J. Rack	611,732	—	9,618
Barry S. Arnold	602,676	—	18,674

2.	To approve a new investment advisory agreement between the Fund and Sims Capital Management LLC.

Affirmative	Against	Abstain
577,741	15,343	7,593

3.	To approve a proposal to amend and restate the Articles of Incorporation as described in the accompanying proxy statement, and in connection therewith, to change the name of the legal entity to “Sims Total Return Fund, Inc.” and authorize multiple classes of common stock.

Affirmative	Against	Abstain
595,305	18,452	7,593

SIMS TOTAL RETURN FUND
DIRECTORS AND OFFICERS
June 30, 2016 (Unaudited)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Clark Hillery 225 East Mason Street Suite 802 Milwaukee, WI 53202 Age: 66	Director	Indefinite, (until successor elected) 18 years	Director of Team Services for the Milwaukee Bucks since December, 2000.	1	None
William J. Rack 225 East Mason Street Suite 802 Milwaukee, WI 53202 Age: 70	Director	Indefinite, (until successor elected) 14 years	Managing member of Lakeland Business Properties LLC since May 1997, which engages in commercial real estate development and leasing.	1	None
Interested Director:
Barry S. Arnold 225 East Mason Street Suite 802 Milwaukee, WI 53202 Age: 51	Director	As Director, indefinite, (until successor elected) As Director, served 19 years	Portfolio Manager, Chief Investment Officer and Secretary of Arnold Investment Counsel Incorporated since January 1997.	1	None
Officers of the Fund:
Luke E. Sims 225 East Mason Street Suite 802 Milwaukee, WI 53202 Age: 66	President and Chief Executive Officer	Indefinite (until successor elected) Since April 2016	Chairman of Sims Capital Management LLC (the Adviser to the Fund); and Retired Partner of Foley & Lardner LLP (national law firm) where he was affiliated from 1976 through 2010.	N/A	N/A
David C. Sims 225 East Mason Street Suite 802 Milwaukee, WI 53202 Age: 34	Vice President and Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Indefinite (until successor elected) Since April 2016	President of Sims Capital Management LLC (the Adviser to the Fund); Manager of Peregrine Investment Fund LLC (private investment fund); and roles with the Fund as previously identified.	N/A	N/A

Additional information about the Fund’s Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-414-765-1107.

SIMS TOTAL RETURN FUND
EXPENSE EXAMPLE
 For the Six Months Ended June 30, 2016 (Unaudited)

As a shareholder of the Sims Total Return Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund‘s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning account value 1/1/16	Ending account value 6/30/16	Expenses paid during period 1/1/16-6/30/16[1]
Actual	$1,000.00	$1,054.70	$11.70
Hypothetical (5% return before expenses)	1,000.00	1,013.60	11.46

[1]	Expenses are equal to the Fund’s annualized expense ratio of 2.29% for the period from January 1, 2016 through June 30, 2016, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

SIMS TOTAL RETURN FUND
ADDITIONAL INFORMATION
June 30, 2016 (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-414-765-1107 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2016, will be available without charge, upon request, by calling 1-414-765-1107 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Tax Designation

For the year ended June 30, 2016, 71.12% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended June 30, 2016, 59.80% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Fund designates long-term capital gain dividends of $442,594 or the amounts determined to be necessary, for the year ended June 30, 2016.

SIMS TOTAL RETURN FUND
INVESTMENT ADVISORY AGREEMENT
 June 30, 2016 (Unaudited)

On January 25, 2016, in reaching a decision to engage Sims Capital Management LLC (“Sims Capital”) as the Fund’s investment advisor, the Board of Directors (the “Board”), including all of the independent Directors, considered (1) the nature, extent and quality of the services to be provided by Sims Capital; (2) the advisory fee to be paid under the new investment advisory agreement (the “New Agreement”), which is the same as the advisory fee under the current investment advisory agreement (the “Current Agreement”), and the fairness of such compensation in light of the services to be provided; (3) the expense ratio of the Fund under the New Agreement, which is expected to rise in the near term as the New Agreement does not contain an expense limitation provision; (4) the qualifications of Sims Capital’s Code of Ethics and its operations, compliance program and policies with respect to trade allocation and extent to which economies of scale are relevant given the Fund’s current asset size and current asset growth potential; and (6) the benefits that Fund shareholders will realize by being part of the Sims Capital family.

Prior to approving the New Agreement, the independent Directors met in executive session to discuss and consider the selection of Sims Capital and the terms and conditions of the New Agreement. They also discussed and considered the written information that had been provided to them in advance of the Board meeting relating to Sims Capital and its personnel, operations, financial condition, philosophy of management and performance and the additional related information that had been provided by Sims Capital during its presentation at the meeting.

●	Nature and Quality of Investment Advisory Services

The Directors noted that Sims Capital supervises the investment portfolio Eagle Capital, which has an investment strategy similar to the Fund, directing the day-to-day management of Eagle Capital’s portfolio, including the purchase and sale of investment securities, and they noted the overall positive performance of Eagle Capital. The Directors then discussed with management the nature of the investment process employed by Sims Capital.

The Directors then discussed staffing at Sims Capital, and concluded that Sims Capital is well staffed to conduct the research needed to meet the investment objectives of the Fund.

The Directors also considered the background and experience of Sims Capital’s management and expertise of, and the amount of attention that is expected to be given to the Fund by investment personnel of Sims Capital. In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and will be overseen by Sims Capital, and the overall confidence in Sims Capital is high. The Directors also concluded that the nature and extent of the services to be provided by Sims Capital are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

●	Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund. Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds. They noted that the expense ratio of the Fund is expected to rise under the New Agreement as the expense limitation that is in place with the Current Agreement will lapse. The Directors then discussed the goal of Sims Capital to have an expense ratio for the Fund near 1.50% or below with an increase of asset under management (“AUM”), noting that there can be no guarantee that AUM will increase, and they discussed the efforts and resources that Sims Capital proposes to undertake to increase AUM. They concluded that Sims Capital’s proposed approach to increase AUM is likely to be successful, and that the fees and expense are reasonable in light of the efforts and resources that will be devoted to managing the Fund.

●	Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by Sims Capital for separate accounts or private investment companies and those to be performed by Sims Capital for the Fund. Sims Capital noted that the management of Eagle Capital and the Fund involves more comprehensive and substantive duties than the management of separate accounts or private investment companies. Specifically, Sims Capital noted the following:

Sims Capital will provide tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

SIMS TOTAL RETURN FUND
INVESTMENT ADVISORY AGREEMENT (Continued)
June 30, 2016 (Unaudited)

With regard to the Fund, Sims Capital will serve the needs of hundreds of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

Sims Capital will maintain a robust shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.

Sims Capital will coordinate with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

Sims Capital will face substantially greater litigation risk than separate accounts or private investment companies Sims Capital manages due in part to the larger number of retail shareholders.

Separate accounts or private investment companies do not require the same level of services and oversight, nor do they present the same compliance or litigation risk.

The Directors concluded that the services to be performed and the potential profits to be realized by Sims Capital. The Board also considered the Fund’s overall expense ratios compared to peer group funds, as provided in prior meetings. The Directors also considered the resources and revenues that Sims Capital is expected to put into managing and distributing the Fund, and concluded that the level of potential profitability to be realized by Sims Capital from its provision of services to the Fund is reasonable, and that the overall expense ratio and investment advisory fee are fair and appear to be within the range of industry averages.

●	Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Directors noted that many of the Fund’s expenses may be subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Fund’s assets grow. Given the size of the Fund, the Directors determined that the proposed fee is acceptable.

●	Conclusion

After reviewing the materials and Sims Capital’s presentation, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the independent Directors, concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, and that the fees provided under the New Agreement are fair and reasonable.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the independent Directors meeting in executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the New Agreement.

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SIMS TOTAL RETURN FUND

INVESTMENT ADVISER

Sims Capital Management LLC
225 East Mason Street, Suite 802
Milwaukee, WI 53202-3657
1-414-765-1107

OFFICERS

Luke E. Sims, President and CEO
David C. Sims, Vice President, CFO, CCO, Treasurer and Secretary

DIRECTORS

Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 5320

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is incorporated by reference to the Registrant’s Form N-CSR filed August 28, 2014. (SEC Accession No. 0000898531-14-000336)

Item 3. Audit Committee Financial Expert

While Sims Total Return Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows:

(a) Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended June 30, 2016 $14,500
Fiscal year ended June 30, 2015 $14,500

(b) Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended June 30, 2016 $0
Fiscal year ended June 30, 2015 $0

(c) Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning. The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended June 30, 2016 $1,000
Fiscal year ended June 30, 2015 $1,000

(d) All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended June 30, 2016 $0
Fiscal year ended June 30, 2015 $0

(e) Audit Committee’s pre-approval policies and procedures.

(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee shall pre-approve all auditing services and permissible non-audit services to be provided. In addition, the Charter provides that the Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals.

(2) During the fiscal year ended June 30, 2016, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the last two fiscal years there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 11. Controls and Procedures

(a)	The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected or were reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12. Exhibits

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed August 28, 2014. (SEC Accession No. 0000898531-14-000336)

(2)	Certifications required pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sims Total Return Fund, Inc.

/s/ Luke E. Sims
Luke E. Sims
Principal Executive Officer
August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Luke E. Sims
Luke E. Sims
Principal Executive Officer
August 31, 2016

/s/ David C. Sims
David C. Sims
Principal Financial Officer
August 31, 2016